UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 6, 2017

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On November 6, 2017, Tabula Rasa HealthCare, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2017 and filed a Current Report on Form 8-K (the “Original Report”) in connection therewith.  The press release incorrectly reported the Company’s net income and Adjusted EBITDA guidance for the fourth quarter 2017 on the second and third page of the press release, the net income guidance for fiscal year 2017 on the third page of the press release and the reconciliation table of Adjusted EBITDA to net income guidance ranges on the tenth page of the press release.  The sole purpose of this Form 8-K/A is to amend Items 2.02 and 9.01 of the Original Report to include an update press release to correct the foregoing amounts.  Except as specifically stated in this Explanatory Note, the Original Report Remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2017, the Company issued a press release regarding its 2017 third quarter financial results. A copy of the corrected press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by Tabula Rasa HealthCare, Inc. pursuant to the Securities Act of 1933, as amended, or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits.

Exhibit Number	Description
99.1	Corrected press release of Tabula Rasa HealthCare, Inc. issued November 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: November 7, 2017